UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2021

ZIOPHARM Oncology, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33038	84-1475642
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One First Avenue, Parris Building 34, Navy Yard Plaza Boston, Massachusetts	02129
(Address of Principal Executive Offices)	(Zip Code)

(617) 259-1970

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ZIOP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to Rights of Security Holders.

At the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Ziopharm Oncology, Inc. (the “Company”), held on May 19, 2021 and as further described in Item 5.07 below, upon the recommendation of the Company’s Board of Directors (the “Board”), the Company’s stockholders voted on and approved an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to increase the number of authorized shares of common stock from 250,000,000 shares to 350,000,000 shares.

The foregoing description of the Amendment is qualified, in its entirety, by the full text of the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

The Amendment became effective on May 19, 2021 upon filing with the Secretary of State of the State of Delaware.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2021, the Board, following the recommendation of the Compensation Committee of the Board, granted Raffaele Baffa, M.D., Ph.D., the Company’s Chief Medical Officer, an equity award consisting of 80,645 shares of restricted common stock. Such shares shall vest in three equal installments on each of September 1, 2021, February 1, 2022 and May 1, 2022, subject to Dr. Baffa’s continued service through each such date. In addition, 100% of the shares shall vest in the case of either (i) a termination by the Company for a reason other than death, disability or “Cause,” or (ii) a resignation for “Good Reason,” in each case that occurs within 90 days prior to and in connection with a “Change of Control”, or within 18 months after the occurrence of a “Change of Control” (as each such term is defined in Dr. Baffa’s employment agreement).

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 3.03, on May 19, 2021, the Company filed the Amendment with the Secretary of State of the State of Delaware. The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting, at which a quorum was present, was held on May 19, 2021. The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting.

At the Annual Meeting, the stockholders of the Company voted on the following four proposals: (1) to elect the Board’s seven nominees for director to hold office until the Company’s 2022 Annual Meeting of Stockholders (“Proposal 1”); (2) to ratify the selection by the Audit Committee of the Board of RSM US LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2021 (“Proposal 2”); (3) to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 7, 2021 (“Proposal 3”); and (4) to approve an amendment to the Company’s amended and restated certificate of incorporation to increase the authorized number of shares of common stock from 250,000,000 shares to 350,000,000 shares (“Proposal 4”). The final results of the voting on each proposal are set forth below.

Proposal 1 - Election of Directors

The Company’s stockholders elected all seven persons listed below as directors, each to serve until the Company’s 2022 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The votes cast were as follows:

Nominee	For	Withheld	Broker Non-Votes
Christopher Bowden	102,582,739	3,325,046	60,075,163
Heidi Hagen	103,221,643	2,686,142	60,075,163
James Huang	104,703,359	1,204,426	60,075,163
Robert W. Postma	104,570,125	1,337,660	60,075,163
Mary Thistle	102,889,839	3,017,946	60,075,163
Jaime Vieser	104,386,306	1,521,479	60,075,163
Holger Weis	104,365,702	1,542,083	60,075,163

Proposal 2 - Ratification of the Selection by the Audit Committee of the Board of Directors of RSM US LLP as the Independent Registered Public Accounting Firm of the Company for its Fiscal Year Ending December 31, 2021

The Company’s stockholders approved Proposal 2. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
1 64,725,373	748,974	508,601	—

Proposal 3 - Advisory Vote on Executive Compensation

The Company’s stockholders approved, on a non-binding advisory basis, Proposal 3. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
98,887,173	6,555,935	464,677	60,075,163

Proposal 4 - Approval of Certificate of Amendment of the Amended and Restated Certificate of Incorporation to Increase the Total Number of Authorized Shares of Common Stock from 250,000,000 Shares to 350,000,000 Shares

The Company’s stockholders approved Proposal 4. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
158,084,452	7,574,791	323,705	—

No other items were presented for stockholder approval at the Annual Meeting.

Item 7.01	Regulation FD Disclosure.

On May 19, 2021, the Company issued a press release announcing the results of the Annual Meeting and highlighting the Company’s business strategy.

A copy of the press release is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “believe,” “expect,” “plan,” “anticipate” and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. Forward-looking statements may include statements regarding the Company’s business strategy; the progress, timing, development of the Company’s product candidates and pipeline programs; scope of clinical trials and the reporting of clinical data; the potential clinical benefit of the Company’s product candidates and pipeline programs; regulatory development; the success of any licensing or partnering opportunities; and the potential commercialization of product candidates and pipeline programs. Each of these forward-looking statements involves risks and uncertainties. Additional information regarding these risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” sections of the Company’s filings with the SEC. The Company assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amendment to Amended and Restated Certificate of Incorporation effective as of May 19, 2021

99.1	Press Release of Ziopharm Oncology, Inc. dated May 19, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIOPHARM ONCOLOGY, INC.

	By:	/s/ Robert Hadfield
Date: May 21, 2021	Name:	Robert Hadfield
	Title:	Chief Legal Officer